Exhibit 99.2

Form of Proxy Card for SureWest Communications

☐

PROXY
SUREWEST COMMUNICATIONS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kirk C. Doyle and Steven C. Oldham as proxies, with power to act without the other and with power of substitution, hereby authorizes them to represent and vote, as designated on the other side all shares of stock of SureWest Communications standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of the Company to be held on June 12 , 2012 or any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder; if no direction is given when the duly executed proxy is returned, such shares will be voted FOR Proposals 1, 2 and 3 and in discretion of the proxyholder on any other matter that may properly come before the meeting and adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

SUREWEST COMMUNICATIONS

To Be Held On:
June 12 , 2012 at 10:00 a.m. , PDT
8150 Industrial Avenue, Building A, Roseville, CA

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST on June 12 , 2012.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement are available at http://www.surw.com/proxy
êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote FOR Items 1, 2 and 3.

	FOR	AGAINST	ABSTAIN
1. To approve the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger.	☐	☐	☐

2. To approve, by an advisory vote, the change in control severance payments of the named executive officers.	☐	☐	☐

3. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

4. Such other business as may properly come before the meeting or any and all adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

PROXY
SUREWEST COMMUNICATIONS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kirk C. Doyle and Steven C. Oldham as proxies, with power to act without the other and with power of substitution, hereby authorizes them to represent and vote, as designated on the other side all shares of stock of SureWest Communications standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of the Company to be held on June 12 , 2012 or any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder; if no direction is given when the duly executed proxy is returned, such shares will be voted FOR Proposals 1, 2 and 3 and in discretion of the proxyholder on any other matter that may properly come before the meeting and adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

SUREWEST COMMUNICATIONS

To Be Held On:
June 12 , 2012 at 10:00 a.m. , PDT
8150 Industrial Avenue, Building A, Roseville, CA
KSOP

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST on June 12 , 2012.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
This proxy covers all shares for which the undersigned has the right to give voting instructions to the KSOP plan Trustee and will be voted as directed. If voting instructions to the KSOP plan Trustee are not received by the proxy tabulator by the deadline above, your shares will be voted in the same proportion as the shares for which the Trustee received timely voting instructions.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement are available at http://www.surw.com/proxy
êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote FOR Items 1, 2 and 3.

	FOR	AGAINST	ABSTAIN
1. To approve the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger.	☐	☐	☐

2. To approve, by an advisory vote, the change in control severance payments of the named executive officers.	☐	☐	☐

3. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

4. Such other business as may properly come before the meeting or any and all adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.